UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) - March 4, 2005

IMCOR PHARMACEUTICAL CO.

(Exact name as specified in its charter)

NEVADA	0-23553	62-1742885
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6175 Lusk Boulevard
San Diego, CA	92101
(Address of principal executive offices)	(Zip Code)

(858) 410-5601

(Registrants' telephone number, including area code)

(Former name or former address, if changed since last report)

Item 8.01  OTHER EVENTS.

As previously announced in the Form 8-K IMCOR Pharmaceutical Co. filed on February 23, 2005, following the approval of our stockholders, our Board of Directors authorized a one-for-twenty reverse split of our common stock which was effective on March 4, 2005.

Our stockholders will be receiving information from our transfer agent, Computershare Investor Services, LLC, regarding how to exchange their share certificates. Stockholders should contact the transfer agent, and not the company, for further information and instruction. The new CUSIP number for the post-split common stock is 45248E 30 4 and the new trading symbol is ICRP.PK.

An amendment was filed with Nevada Secretary of State to effect the reverse split effective March 4, 2005. A copy of the Amendment was attached as Exhibit 3.1 to the our Form 8-K filed on February 23, 2005.

We issued a press release dated March 4, 2005 regarding the reverse split, which is attached as Exhibit 99.1 hereto.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned hereunto duly authorized.

IMCOR PHARMACEUTICAL CO

Dated: March 4, 2005	By:	/s/ Taffy J. Williams, Ph.D.
Taffy J. Williams, Ph.D.
President and Chief Executive Officer